UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE NEW YORK TIMES COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder of The New York Times Company: The 2009 Annual Meeting of Stockholders of The New York Times Company (the “Company”) will be held at TheTimesCenter, 242 West 41st Street, New York, New York 10018, on Thursday, April 23, 2009, at 10:00 a.m. (local time). Meeting directions are available at http://thetimescenter.com. Proposals to be considered at the Annual Meeting: (1) Election of Directors; (2) Ratification of the selection of Ernst & Young LLP as auditors; and (3) To transact such other business as may properly come before the meeting. The Board of Directors recommends a vote “FOR” Items 1 and 2. The Board of Directors has fixed the close of business on February 27, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Class A stockholders are entitled to vote for the election of five of the 15 directors. Class A and Class B stockholders, voting together as a single class, are entitled to vote on the proposal to ratify the selection of Ernst & Young LLP as auditors for the 2009 fiscal year. Class B stockholders are entitled to vote for the election of 10 of the 15 directors and on all other matters presented to the meeting. The New York Times Company 620 Eighth Avenue, New York, New York 10018 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, April 23, 2009 44020/44034 You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number The Company’s 2009 Proxy Statement, 2008 Annual Report and any other materials relating to the Annual Meeting are available at: http://bnymellon.mobular.net/bnymellon/nyt CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 15, 2009 to facilitate timely delivery. This Notice also constitutes Notice of the 2009 Annual Meeting of Stockholders.

VOTE Have this card in hand when you access the above Web site for the available processes to vote your shares. Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Meeting Location: TheTimesCenter 242 West 41st Street, New York, New York 10018 The following Proxy Materials are available for you to review online: • the Company’s 2009 Proxy Statement; • the Company’s 2008 Annual Report; and • any other materials relating to the Annual Meeting. To request a paper or e-mail copy of the Proxy Materials (you must reference your 11-digit control number) Telephone: 1-888-313-0164 (outside of the U.S and Canada call 201-680-6688), E-mail: shrrelations@bnymellon.com Internet: http://bnymellon.mobular.net/bnymellon/nyt ACCESSING YOUR PROXY MATERIALS ONLINE YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. The Proxy Materials for the 2009 Annual Meeting of Stockholders of The New York Times Company are available to review at: http://bnymellon.mobular.net/bnymellon/nyt Have this notice available when you request a PAPER or E-MAIL copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY.